Exhibit 99.2

RenaissanceRe

RenaissanceRe Holdings Ltd.

Financial Supplement

June 30, 2008

Contact:

Investors:
RenaissanceRe Holdings Ltd.
Fred R. Donner, Chief Financial Officer and
Executive Vice President
441-295-4513

Media:
Kekst and Company
David Lilly or Dawn Dover
212-521-4800

RenaissanceRe Holdings Ltd.

Contents

		Page(s)
Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2-3
b.	Consolidated Segment Underwriting Results	4-5
c.	Reinsurance Segment—Catastrophe and Specialty Underwriting Results	6
d.	Reinsurance Segment—Gross Premiums Written	7-8
e.	Individual Risk Segment—Gross Premiums Written	9
f.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	10-11

Balance Sheets
a.	Summary Consolidated Balance Sheets	12

Investments
a.	Composition of Investment Portfolio	13
b.	Summary of Other Investments	14
c.	Investment Income	15

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	16
b.	Paid to Incurred Analysis	17

Other Items
a.	Equity in Earnings (Losses) of Other Ventures	18
b.	Ratings	19

Comments on Regulation G		20-21

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income”, “operating income per common share—diluted”, “operating return on average common equity—annualized”, “managed catastrophe premium”, “managed catastrophe premium, net of fully-collateralized joint ventures” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See page 20 and 21 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company’s business consists of two segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain joint ventures and other investments managed by the Company’s subsidiary RenaissanceRe Ventures Ltd., and (2) Individual Risk, which includes primary insurance and quota share reinsurance.

Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company’s future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, as amended, for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

All information contained herein is unaudited, except for the financial data relating to the balance sheet for the year ended December 31, 2007. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including the Annual Report on Form 10-K, as amended, for the year ended December 31, 2007 and Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
Highlights
Gross premiums written	$807,575	$845,860	$1,334,613	$1,478,589
Net premiums written	614,022	609,842	1,017,138	1,180,869
Net premiums earned	376,573	358,454	685,487	721,072
Net claims and claim expenses incurred	114,217	138,854	196,373	284,846
Underwriting income	175,249	133,564	325,466	257,937
Net investment income	38,685	118,140	91,188	226,155
Net income available to common shareholders	135,721	183,166	272,886	373,971

Net realized losses on investments	(24,161)	(11,566)	(34,831)	(7,481)

Operating income available to common shareholders (1)	159,882	194,732	307,717	381,452

Total assets	$8,550,276	$8,558,363	$8,550,276	$8,558,363
Total shareholders’ equity	$3,373,433	$3,460,038	$3,373,433	$3,460,038

Per share data

Net income available to common shareholders per common share—diluted	$2.13	$2.53	$4.18	$5.16
Operating income available to common shareholders per common share—diluted (1)	$2.50	$2.69	$4.71	$5.26

Dividends per common share	$0.23	$0.22	$0.46	$0.44

Book value per common share	$43.32	$38.88	$43.32	$38.88
Adjustment for goodwill and intangible assets	(1.18)	(0.09)	(1.18)	(0.09)

Tangible book value per common share (1)	42.14	38.79	42.14	38.79
Accumulated dividends per common share	7.46	6.56	7.46	6.56

Tangible book value per common share plus accumulated dividends (1)	$49.60	$45.35	$49.60	$45.35

Financial ratios

Net claims and claim expense ratio—current accident year	43.5%	55.2%	42.5%	54.2%
Net claims and claim expense ratio—prior accident years	(13.2)%	(16.5)%	(13.9)%	(14.7)%

Net claims and claim expense ratio—calendar year	30.3%	38.7%	28.6%	39.5%
Underwriting expense ratio	23.2%	24.0%	23.9%	24.7%

Combined ratio	53.5%	62.7%	52.5%	64.2%

Operating return on average common equity—annualized (1)	23.4%	28.5%	22.3%	28.8%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations—Quarter to Date

	Three months ended
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
Revenues
Gross premiums written	$807,575	$527,038	$122,227	$208,821	$845,860

Net premiums written	$614,022	$403,116	$105,303	$149,163	$609,842
(Increase) decrease in unearned premiums	(237,449)	(94,202)	230,937	217,894	(251,388)

Net premiums earned	376,573	308,914	336,240	367,057	358,454
Net investment income	38,685	52,503	80,714	95,594	118,140
Net foreign exchange (losses) gains	(231)	4,936	4,598	(5,424)	(373)
Equity in earnings (losses) of other ventures	4,872	6,250	(124,999)	(23,986)	9,675
Other (loss) income	(24)	8,012	(20,221)	(10,008)	(5,498)
Net realized (losses) gains on investments	(24,161)	(10,670)	7,182	1,592	(11,566)

Total revenues	395,714	369,945	283,514	424,825	468,832

Expenses
Net claims and claim expenses incurred	114,217	82,156	62,728	131,700	138,854
Acquisition expenses	53,613	46,428	67,973	63,719	59,509
Operational expenses	33,494	30,113	28,287	27,126	26,527
Corporate expenses	7,111	8,703	9,771	7,158	4,927
Interest expense	5,937	6,804	7,226	7,226	7,195

Total expenses	214,372	174,204	175,985	236,929	237,012

Income before minority interest and taxes	181,342	195,741	107,529	187,896	231,820
Minority interest—DaVinciRe	(41,341)	(40,315)	(54,070)	(43,820)	(37,399)

Income before taxes	140,001	155,426	53,459	144,076	194,421
Income tax benefit (expense)	6,295	(7,686)	19,320	(101)	(680)

Net income	146,296	147,740	72,779	143,975	193,741
Dividends on preference shares	(10,575)	(10,575)	(10,575)	(10,575)	(10,575)

Net income available to common shareholders	$135,721	$137,165	$62,204	$133,400	$183,166

Operating income available to common shareholders per common share—diluted (1)	$2.50	$2.21	$2.64	$2.33	$2.69

Net income available to common shareholders per common share—basic	$2.16	$2.09	$0.90	$1.89	$2.57
Net income available to common shareholders per common share—diluted	$2.13	$2.05	$0.88	$1.85	$2.53

Average shares outstanding—basic	62,921	65,528	68,966	70,575	71,259
Average shares outstanding—diluted	63,878	66,803	70,413	71,945	72,430

Net claims and claim expense ratio	30.3%	26.6%	18.7%	35.9%	38.7%
Underwriting expense ratio	23.2%	24.8%	28.6%	24.7%	24.0%

Combined ratio	53.5%	51.4%	47.3%	60.6%	62.7%

Operating return on average common equity—annualized (1)	23.4%	21.3%	26.1%	23.6%	28.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations—Year to Date

	Six months ended
	June 30, 2008	June 30, 2007
Revenues
Gross premiums written	$1,334,613	$1,478,589

Net premiums written	$1,017,138	$1,180,869
Increase in unearned premiums	(331,651)	(459,797)

Net premiums earned	685,487	721,072
Net investment income	91,188	226,155
Net foreign exchange gains	4,705	4,794
Equity in earnings of other ventures	11,122	20,376
Other income (loss)	7,988	(7,701)
Net realized losses on investments	(34,831)	(7,481)

Total revenues	765,659	957,215

Expenses
Net claims and claim expenses incurred	196,373	284,846
Acquisition expenses	100,041	123,238
Operational expenses	63,607	55,051
Corporate expenses	15,814	11,931
Interest expense	12,741	19,174

Total expenses	388,576	494,240

Income before minority interest and taxes	377,083	462,975
Minority interest—DaVinciRe	(81,656)	(66,506)

Income before taxes	295,427	396,469
Income tax expense	(1,391)	(787)

Net income	294,036	395,682
Dividends on preference shares	(21,150)	(21,711)

Net income available to common shareholders	$272,886	$373,971

Operating income available to common shareholders per common share—diluted (1)	$4.71	$5.26

Net income available to common shareholders per common share—basic	$4.25	$5.25

Net income available to common shareholders per common share—diluted	$4.18	$5.16

Average shares outstanding—basic	64,224	71,270
Average shares outstanding—diluted	65,340	72,472

Net claims and claim expense ratio	28.6%	39.5%
Underwriting expense ratio	23.9%	24.7%

Combined ratio	52.5%	64.2%

Operating return on average common equity—annualized (1)	22.3%	28.8%

(1)	See Comments on Regulation G for a reconciliation of operating income to net income.

3

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results—Quarter to Date

	Three months ended June 30, 2008
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$487,793	$314,845	$4,937	$807,575

Net premiums written	$353,187	$260,835		$614,022

Net premiums earned	$226,286	$150,287		$376,573
Net claims and claim expenses incurred	20,120	94,097		114,217
Acquisition expenses	25,511	28,102		53,613
Operational expenses	22,756	10,738		33,494

Underwriting income	$157,899	$17,350		$175,249

Net claims and claim expenses incurred—current accident year	$57,861	$105,926		$163,787
Net claims and claim expenses incurred—prior accident years	(37,741)	(11,829)		(49,570)

Net claims and claim expenses incurred—total	$20,120	$94,097		$114,217

Net claims and claim expense ratio—current accident year	25.6%	70.5%		43.5%
Net claims and claim expense ratio—prior accident years	(16.7)%	(7.9)%		(13.2)%

Net claims and claim expense ratio—calendar year	8.9%	62.6%		30.3%
Underwriting expense ratio	21.3%	25.9%		23.2%

Combined ratio	30.2%	88.5%		53.5%

	Three months ended June 30, 2007
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$606,215	$238,391	$1,254	$845,860

Net premiums written	$428,355	$181,487		$609,842

Net premiums earned	$225,987	$132,467		$358,454
Net claims and claim expenses incurred	62,528	76,326		138,854
Acquisition expenses	25,927	33,582		59,509
Operational expenses	16,451	10,076		26,527

Underwriting income	$121,081	$12,483		$133,564

Net claims and claim expenses incurred—current accident year	$112,208	$85,793		$198,001
Net claims and claim expenses incurred—prior accident years	(49,680)	(9,467)		(59,147)

Net claims and claim expenses incurred—total	$62,528	$76,326		$138,854

Net claims and claim expense ratio—current accident year	49.7%	64.8%		55.2%
Net claims and claim expense ratio—prior accident years	(22.0)%	(7.1)%		(16.5)%

Net claims and claim expense ratio—calendar year	27.7%	57.7%		38.7%
Underwriting expense ratio	18.8%	33.0%		24.0%

Combined ratio	46.5%	90.7%		62.7%

(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

4

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results—Year to Date

	Six months ended June 30, 2008
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$931,521	$395,666	$7,426	$1,334,613

Net premiums written	$696,107	$321,031		$1,017,138

Net premiums earned	$458,513	$226,974		$685,487
Net claims and claim expenses incurred	67,189	129,184		196,373
Acquisition expenses	44,026	56,015		100,041
Operational expenses	43,895	19,712		63,607

Underwriting income	$303,403	$22,063		$325,466

Net claims and claim expenses incurred—current accident year	$128,437	$162,591		$291,028
Net claims and claim expenses incurred—prior accident years	(61,248)	(33,407)		(94,655)

Net claims and claim expenses incurred—total	$67,189	$129,184		$196,373

Net claims and claim expense ratio—current accident year	28.0%	71.6%		42.5%
Net claims and claim expense ratio—prior accident years	(13.3)%	(14.7)%		(13.9)%

Net claims and claim expense ratio—calendar year	14.7%	56.9%		28.6%
Underwriting expense ratio	19.1%	33.4%		23.9%

Combined ratio	33.8%	90.3%		52.5%

	Six months ended June 30, 2007
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$1,122,182	$361,707	$(5,300)	$1,478,589

Net premiums written	$904,574	$276,295		$1,180,869

Net premiums earned	$480,766	$240,306		$721,072
Net claims and claim expenses incurred	154,655	130,191		284,846
Acquisition expenses	54,289	68,949		123,238
Operational expenses	34,642	20,409		55,051

Underwriting income	$237,180	$20,757		$257,937

Net claims and claim expenses incurred—current accident year	$234,614	$156,452		$391,066
Net claims and claim expenses incurred—prior accident years	(79,959)	(26,261)		(106,220)

Net claims and claim expenses incurred—total	$154,655	$130,191		$284,846

Net claims and claim expense ratio—current accident year	48.8%	65.1%		54.2%
Net claims and claim expense ratio—prior accident years	(16.6)%	(10.9)%		(14.7)%

Net claims and claim expense ratio—calendar year	32.2%	54.2%		39.5%
Underwriting expense ratio	18.5%	37.2%		24.7%

Combined ratio	50.7%	91.4%		64.2%

(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

5

RenaissanceRe Holdings Ltd.

Reinsurance Segment—Catastrophe and Specialty Underwriting Results

	Three months ended June 30, 2008			Three months ended June 30, 2007
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total
Gross premiums written	$464,666	$23,127	$487,793	$512,828	$93,387	$606,215

Net premiums written	$330,060	$23,127	$353,187	$334,968	$93,387	$428,355

Net premiums earned	$164,471	$61,815	$226,286	$170,337	$55,650	$225,987
Net claims and claim expenses incurred	7,984	12,136	20,120	45,570	16,958	62,528
Acquisition expenses	12,323	13,188	25,511	17,892	8,035	25,927
Operational expenses	17,498	5,258	22,756	11,761	4,690	16,451

Underwriting income	$126,666	$31,233	$157,899	$95,114	$25,967	$121,081

Net claims and claim expenses incurred—current accident year	$26,076	$31,785	$57,861	$64,569	$47,639	$112,208
Net claims and claim expenses incurred—prior accident years	(18,092)	(19,649)	(37,741)	(18,999)	(30,681)	(49,680)

Net claims and claim expenses incurred—total	$7,984	$12,136	$20,120	$45,570	$16,958	$62,528

Net claims and claim expense ratio—current accident year	15.9%	51.4%	25.6%	37.9%	85.6%	49.7%
Net claims and claim expense ratio—prior accident years	(11.0)%	(31.8)%	(16.7)%	(11.2)%	(55.1)%	(22.0)%

Net claims and claim expense ratio—calendar year	4.9%	19.6%	8.9%	26.7%	30.5%	27.7%
Underwriting expense ratio	18.1%	29.9%	21.3%	17.4%	22.9%	18.8%

Combined ratio	23.0%	49.5%	30.2%	44.1%	53.4%	46.5%

	Six months ended June 30, 2008			Six months ended June 30, 2007
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total
Gross premiums written	$828,812	$102,709	$931,521	$911,792	$210,390	$1,122,182

Net premiums written	$593,398	$102,709	$696,107	$694,184	$210,390	$904,574

Net premiums earned	$337,820	$120,693	$458,513	$370,730	$110,036	$480,766
Net claims and claim expenses incurred	38,473	28,716	67,189	136,862	17,793	154,655
Acquisition expenses	15,962	28,064	44,026	39,526	14,763	54,289
Operational expenses	33,883	10,012	43,895	25,438	9,204	34,642

Underwriting income	$249,502	$53,901	$303,403	$168,904	$68,276	$237,180

Net claims and claim expenses incurred—current accident year	$56,265	$72,172	$128,437	$154,530	$80,084	$234,614
Net claims and claim expenses incurred—prior accident years	(17,792)	(43,456)	(61,248)	(17,668)	(62,291)	(79,959)

Net claims and claim expenses incurred—total	$38,473	$28,716	$67,189	$136,862	$17,793	$154,655

Net claims and claim expense ratio—current accident year	16.7%	59.8%	28.0%	41.7%	72.8%	48.8%
Net claims and claim expense ratio—prior accident years	(5.3)%	(36.0)%	(13.3)%	(4.8)%	(56.6)%	(16.6)%

Net claims and claim expense ratio—calendar year	11.4%	23.8%	14.7%	36.9%	16.2%	32.2%
Underwriting expense ratio	14.7%	31.5%	19.1%	17.5%	21.8%	18.5%

Combined ratio	26.1%	55.3%	33.8%	54.4%	38.0%	50.7%

6

RenaissanceRe Holdings Ltd.

Reinsurance Segment—Gross Premiums Written

	Three months ended
	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007
Renaissance catastrophe premiums	$291,317	$224,968	$(2,224)	$84,271	$340,913
Renaissance specialty premiums	22,955	75,463	37,498	39,536	93,258

Total Renaissance premiums	314,272	300,431	35,274	123,807	434,171

DaVinci catastrophe premiums	173,349	139,178	(8,591)	17,856	171,915
DaVinci specialty premiums	172	4,119	10	(118)	129

Total DaVinci premiums	173,521	143,297	(8,581)	17,738	172,044

Total Reinsurance premiums	$487,793	$443,728	$26,693	$141,545	$606,215

Total specialty premiums (1)	$23,127	$79,582	$37,508	$39,418	$93,387

Total catastrophe premiums	$464,666	$364,146	$(10,815)	$102,127	$512,828
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	24,042	31,621	2,711	—	26,822
Catastrophe premiums assumed from the Individual Risk segment	4,937	2,489	2,590	(34,258)	1,254

Total managed catastrophe premiums (3)	493,645	398,256	(5,514)	67,869	540,904

Managed catastrophe premiums assumed on behalf of fully-collateralized joint ventures	(2,286)	—	883	(938)	(65,798)

Total managed catastrophe premiums, net of fully-collateralized joint ventures (3)	$491,359	$398,256	$(4,631)	$66,931	$475,106

(1)	Total specialty premiums written includes $nil, $nil, $0.4 million, $nil and $nil of premiums assumed from the Individual Risk segment for the three months ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively.
(2)	Top Layer Re is accounted for under the equity method of accounting.
(3)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

7

RenaissanceRe Holdings Ltd.

Reinsurance Segment Gross Premiums Written

	Six months ended
	June 30, 2008	June 30, 2007
Renaissance catastrophe premiums	$516,285	$580,940
Renaissance specialty premiums	98,418	200,848

Total Renaissance premiums	614,703	781,788

DaVinci catastrophe premiums	312,527	330,852
DaVinci specialty premiums	4,291	9,542

Total DaVinci premiums	316,818	340,394

Total Reinsurance premiums	$931,521	$1,122,182

Total specialty premiums (1)	$102,709	$210,390

Total catastrophe premiums	$828,812	$911,792
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	55,663	63,725
Catastrophe premiums assumed from the Individual Risk segment	7,426	(5,300)

Total managed catastrophe premiums (3)	891,901	970,217

Managed catastrophe premiums assumed on behalf of fully-collateralized joint ventures	(2,286)	(59,363)

Total managed catastrophe premiums, net of fully-collateralized joint ventures (3)	$889,615	$910,854

(1)	Total specialty premiums written includes $nil and $nil of premiums assumed from the Individual Risk segment for the six months ended June 30, 2008 and 2007, respectively.
(2)	Top Layer Re is accounted for under the equity method of accounting.
(3)	See comments on Regulation G.

8

RenaissanceRe Holdings Ltd.

Individual Risk Segment - Gross Premiums Written

	Three months ended
	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007
By Type of Business

Multi-peril crop	$203,077	$5,372	$28,616	$22,171	$116,690
Commercial multi-line	31,699	31,384	31,840	38,257	44,435
Commercial property	60,830	30,853	20,559	26,361	75,013
Personal lines property	19,239	13,212	12,338	14,745	2,253

Total Individual Risk premiums	$314,845	$80,821	$93,353	$101,534	$238,391

	Six months ended
	June 30, 2008	June 30, 2007
By Type of Business

Multi-peril crop	$208,449	$127,941
Commercial multi-line	63,083	92,325
Commercial property	91,683	117,518
Personal lines property	32,451	23,923

Total Individual Risk premiums	$395,666	$361,707

9

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Three months ended
	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007
Revenues
Gross premiums written	$173,521	$143,297	$(8,581)	$17,738	$172,044

Net premiums written	$163,390	$134,251	$(9,173)	$5,662	$159,155
(Increase) decrease in unearned premiums	(85,705)	(56,378)	83,214	76,796	(83,855)

Net premiums earned	77,685	77,873	74,041	82,458	75,300
Net investment income	15,183	15,964	18,517	19,496	18,961
Net foreign exchange (losses) gains	(559)	1,763	1,738	(1,545)	(170)
Other loss	(1,258)	(217)	(4,706)	(5,548)	(3,422)
Net realized (losses) gains on investments	(3,765)	(3,221)	2,873	350	(2,972)

Total revenues	87,286	92,162	92,463	95,211	87,697

Expenses
Net claims and claim expenses incurred (recovered)	3,001	12,421	(5,806)	9,302	12,587
Acquisition expenses	20,929	17,094	19,424	19,162	17,233
Operational and corporate expenses	8,060	7,811	7,758	8,554	7,795
Interest expense	1,782	2,647	3,067	3,067	3,033

Total expenses	33,772	39,973	24,443	40,085	40,648

Income before minority interest	53,514	52,189	68,020	55,126	47,049
Minority interest	(111)	(111)	(143)	(116)	(101)

Net income	$53,403	$52,078	$67,877	$55,010	$46,948

Net claims and claim expenses incurred—current accident year	$10,171	$12,314	$10,636	$14,393	$20,037
Net claims and claim expenses incurred—prior accident years	(7,170)	107	(16,442)	(5,091)	(7,450)

Net claims and claim expenses incurred—total	$3,001	$12,421	$(5,806)	$9,302	$12,587

Net claims and claim expense ratio—current accident year	13.1%	15.8%	14.4%	17.5%	26.6%
Net claims and claim expense ratio—prior accident years	(9.2)%	0.2%	(22.2)%	(6.2)%	(9.9)%

Net claims and claim expense ratio—calendar year	3.9%	16.0%	(7.8)%	11.3%	16.7%
Underwriting expense ratio	37.3%	31.9%	36.7%	33.6%	33.2%

Combined ratio	41.2%	47.9%	28.9%	44.9%	49.9%

10

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Six months ended
	June 30, 2008	June 30, 2007
Revenues
Gross premiums written	$316,818	$340,394

Net premiums written	$297,641	$325,406
Increase in unearned premiums	(142,083)	(171,641)

Net premiums earned	155,558	153,765
Net investment income	31,147	37,618
Net foreign exchange gains	1,204	727
Other loss	(1,475)	(6,870)
Net realized losses on investments	(6,986)	(2,209)

Total revenues	179,448	183,031

Expenses
Net claims and claim expenses incurred	15,422	47,705
Acquisition expenses	38,023	30,004
Operational and corporate expenses	15,871	15,622
Interest expense	4,429	6,033

Total expenses	73,745	99,364

Income before minority interest	105,703	83,667
Minority interest	(222)	(180)

Net income	$105,481	$83,487

Net claims and claim expenses incurred—current accident year	$22,485	$60,049
Net claims and claim expenses incurred—prior accident years	(7,063)	(12,344)

Net claims and claim expenses incurred—total	$15,422	$47,705

Net claims and claim expense ratio—current accident year	14.5%	39.1%
Net claims and claim expense ratio—prior accident years	(4.6)%	(8.1)%

Net claims and claim expense ratio—calendar year	9.9%	31.0%
Underwriting expense ratio	34.7%	29.7%

Combined ratio	44.6%	60.7%

11

RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	June 30, 2008	March 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007
Assets
Fixed maturity investments available for sale, at fair value	$3,775,345	$3,816,518	$3,914,363	$3,475,449	$3,179,189
Short term investments, at fair value	1,400,884	1,565,589	1,821,549	2,418,958	2,268,172
Other investments, at fair value	927,247	858,621	807,864	716,686	661,709
Investments in other ventures, under equity method	104,438	99,466	90,572	176,256	235,371

Total investments	6,207,914	6,340,194	6,634,348	6,787,349	6,344,441
Cash and cash equivalents	262,951	335,409	330,226	317,295	266,455
Premiums receivable	965,955	499,384	475,075	714,495	927,657
Ceded reinsurance balances	206,888	122,631	107,916	194,357	241,488
Losses recoverable	191,789	151,555	183,275	220,037	236,990
Accrued investment income	32,976	36,337	39,084	41,483	41,824
Deferred acquisition costs	134,319	106,310	104,212	142,171	171,931
Receivable for investments sold	209,320	349,835	144,037	197,110	193,387
Other secured assets	107,025	107,784	90,488	—	—
Other assets	156,970	114,957	171,457	140,944	127,645
Goodwill and other intangibles	74,169	5,546	6,237	6,097	6,545

Total assets	$8,550,276	$8,169,942	$8,286,355	$8,761,338	$8,558,363

Liabilities, Minority Interest and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$2,009,803	$1,986,006	$2,028,496	$2,128,644	$2,128,216
Reserve for unearned premiums	993,959	673,991	563,336	880,714	1,145,739
Debt	450,000	450,999	451,951	450,540	450,000
Reinsurance balances payable	408,775	263,700	275,430	358,333	344,945
Payable for investments purchased	247,482	387,838	422,974	511,153	200,833
Other secured liabilities	106,420	106,420	88,920	—	—
Other liabilities	165,905	156,185	162,294	148,388	114,406

Total liabilities	4,382,344	4,025,139	3,993,401	4,477,772	4,384,139

Minority interest—DaVinciRe	794,499	758,851	815,451	761,815	714,186

Shareholders’ Equity
Preference shares	650,000	650,000	650,000	650,000	650,000
Common shares	62,862	64,927	68,920	70,852	72,266
Additional paid-in capital	—	—	107,867	212,297	283,693
Accumulated other comprehensive income	35,562	65,363	44,719	29,649	12,939
Retained earnings	2,625,009	2,605,662	2,605,997	2,558,953	2,441,140

Total shareholders’ equity	3,373,433	3,385,952	3,477,503	3,521,751	3,460,038

Total liabilities, minority interest and shareholders’ equity	$8,550,276	$8,169,942	$8,286,355	$8,761,338	$8,558,363

Book value per common share	$43.32	$42.14	$41.03	$40.53	$38.88

Common shares outstanding	62,862	64,927	68,920	70,852	72,266

12

RenaissanceRe Holdings Ltd.

Composition of Investment Portfolio

	June 30, 2008		March 31, 2008		Dec. 31, 2007		Sept. 30, 2007		June 30, 2007
TYPE OF INVESTMENT
U.S. treasuries and agencies	$981,104	15.8%	$1,081,873	17.1%	$1,057,979	15.9%	$1,005,748	14.8%	$1,006,808	15.9%
Non-U.S. government	59,168	1.0%	80,708	1.3%	66,496	1.0%	127,346	1.9%	143,004	2.3%
Corporate	886,561	14.3%	887,499	14.0%	937,289	14.1%	950,739	14.0%	967,070	15.2%
Mortgage-backed	1,349,669	21.7%	1,206,209	19.0%	1,251,582	18.9%	861,157	12.7%	634,066	10.0%
Asset-backed	498,843	8.0%	560,229	8.8%	601,017	9.1%	530,459	7.8%	428,241	6.7%

Total fixed maturities available for sale, at fair value	3,775,345	60.8%	3,816,518	60.2%	3,914,363	59.0%	3,475,449	51.2%	3,179,189	50.1%
Short term investments, at fair value	1,400,884	22.6%	1,565,589	24.7%	1,821,549	27.4%	2,418,958	35.6%	2,268,172	35.8%
Other investments, at fair value	927,247	14.9%	858,621	13.5%	807,864	12.2%	716,686	10.6%	661,709	10.4%

Total managed investment portfolio	6,103,476	98.3%	6,240,728	98.4%	6,543,776	98.6%	6,611,093	97.4%	6,109,070	96.3%
Investments in other ventures, under equity method	104,438	1.7%	99,466	1.6%	90,572	1.4%	176,256	2.6%	235,371	3.7%

Total investments	$6,207,914	100.0%	$6,340,194	100.0%	$6,634,348	100.0%	$6,787,349	100.0%	$6,344,441	100.0%

CREDIT QUALITY OF FIXED MATURITIES
AAA	$2,963,317	78.5%	$3,046,146	79.8%	$3,130,143	80.0%	$2,656,928	76.4%	$2,339,451	73.6%
AA	438,615	11.6%	397,282	10.4%	404,173	10.3%	447,123	12.9%	484,035	15.2%
A	192,189	5.1%	175,885	4.6%	182,780	4.7%	173,240	5.0%	161,038	5.1%
BBB	96,869	2.6%	118,854	3.1%	123,529	3.1%	115,382	3.3%	115,184	3.6%
Non-investment grade	84,355	2.2%	78,351	2.1%	73,738	1.9%	82,776	2.4%	79,481	2.5%

Total fixed maturities available for sale, at fair value	$3,775,345	100.0%	$3,816,518	100.0%	$3,914,363	100.0%	$3,475,449	100.0%	$3,179,189	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Due in less than one year	$260,972	6.9%	$306,567	8.0%	$385,497	9.8%	$383,365	11.0%	$471,367	14.8%
Due after one through five years	1,271,122	33.7%	1,344,276	35.2%	1,323,586	33.8%	1,324,174	38.1%	1,324,211	41.6%
Due after five through ten years	306,472	8.1%	315,651	8.3%	267,579	6.8%	290,864	8.4%	240,195	7.6%
Due after 10 years	88,267	2.3%	83,586	2.2%	85,102	2.2%	85,430	2.4%	81,109	2.6%
Mortgage-backed securities	1,349,669	35.8%	1,206,209	31.6%	1,251,582	32.0%	861,157	24.8%	634,066	19.9%
Asset-backed securities	498,843	13.2%	560,229	14.7%	601,017	15.4%	530,459	15.3%	428,241	13.5%

Total fixed maturities available for sale, at fair value	$3,775,345	100.0%	$3,816,518	100.0%	$3,914,363	100.0%	$3,475,449	100.0%	$3,179,189	100.0%

	As of or for the three months ended
	June 30, 2008		March 31, 2008		Dec. 31, 2007		Sept. 30, 2007		June 30, 2007
Average yield to maturity of fixed maturities and short term investments	4.1%		4.0%		4.5%		4.9%		5.4%
Average duration of fixed maturities and short term investments	2.1		1.9		1.8		1.3		1.3
Average credit quality of fixed maturities and short term investments	AA		AA		AA		AA		AA

13

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007
TYPE OF INVESTMENT
Private equity partnerships	$297,877	$308,188	$301,446	$293,099	$278,312
Senior secured bank loan funds	290,801	226,341	158,203	98,412	84,136
Hedge funds	125,204	125,048	126,417	75,230	72,577
Non-U.S. fixed income funds	122,970	121,153	126,252	125,687	103,124
Catastrophe bonds	56,774	47,003	95,535	124,247	123,549
Miscellaneous other investments	33,621	30,888	11	11	11

Total other investments, at fair value	$927,247	$858,621	$807,864	$716,686	$661,709

TYPE OF INVESTMENT
Private equity partnerships	32.1%	35.8%	37.4%	40.9%	42.0%
Senior secured bank loan funds	31.4%	26.4%	19.6%	13.8%	12.7%
Hedge funds	13.5%	14.6%	15.6%	10.5%	11.0%
Non-U.S. fixed income funds	13.3%	14.1%	15.6%	17.5%	15.6%
Catastrophe bonds	6.1%	5.5%	11.8%	17.3%	18.7%
Miscellaneous other investments	3.6%	3.6%	0.0%	0.0%	0.0%

Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

14

RenaissanceRe Holdings Ltd.

Investment Income

	Three months ended
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
Fixed maturity investments available for sale	$46,308	$49,535	$44,339	$42,429	$47,742
Short term investments	12,054	19,080	28,057	33,108	28,319
Other investments
Hedge funds and private equity investments	(29,395)	(1,940)	7,343	16,978	35,184
Other	11,863	(14,441)	(257)	2,775	6,398
Cash and cash equivalents	1,042	2,902	3,520	2,919	2,826

	41,872	55,136	83,002	98,209	120,469
Investment expenses	(3,187)	(2,633)	(2,288)	(2,615)	(2,329)

Net investment income	38,685	52,503	80,714	95,594	118,140

Net realized (losses) gains on investments	(24,161)	(10,670)	7,182	1,592	(11,566)
Net change in unrealized holding (losses) gains on fixed maturity investments available for sale	(35,248)	23,729	10,057	23,433	(17,834)

Total investment income	$(20,724)	$65,562	$97,953	$120,619	$88,740

	Six months ended
	June 30, 2008	June 30, 2007
Fixed maturity investments available for sale	$95,843	$90,017
Short term investments	31,134	57,318
Other investments
Hedge funds and private equity investments	(31,335)	63,664
Other	(2,578)	14,951
Cash and cash equivalents	3,944	4,587

	97,008	230,537
Investment expenses	(5,820)	(4,382)

Net investment income	91,188	226,155

Net realized losses on investments	(34,831)	(7,481)
Net change in unrealized holding losses on fixed maturity investments available for sale	(11,519)	(15,543)

Total investment income	$44,838	$203,131

15

RenaissanceRe Holdings Ltd.

Reserves for Claims and Claim Expenses

June 30, 2008	Case Reserves	Additional Case Reserves	IBNR	Total
Property catastrophe reinsurance	$207,054	$253,801	$245,737	$706,592
Specialty reinsurance	111,652	141,268	400,024	652,944

Total Reinsurance	318,706	395,069	645,761	1,359,536
Individual Risk	226,020	9,780	414,467	650,267

Total	$544,726	$404,849	$1,060,228	$2,009,803

March 31, 2008
Property catastrophe reinsurance	$248,291	$272,396	$239,705	$760,392
Specialty reinsurance	114,812	81,355	458,964	655,131

Total Reinsurance	363,103	353,751	698,669	1,415,523
Individual Risk	230,699	18,708	321,076	570,483

Total	$593,802	$372,459	$1,019,745	$1,986,006

December 31, 2007
Property catastrophe reinsurance	$275,436	$287,201	$204,487	$767,124
Specialty reinsurance	109,567	93,280	448,756	651,603

Total Reinsurance	385,003	380,481	653,243	1,418,727
Individual Risk	237,747	10,359	361,663	609,769

Total	$622,750	$390,840	$1,014,906	$2,028,496

September 30, 2007
Property catastrophe reinsurance	$268,412	$332,990	$238,595	$839,997
Specialty reinsurance	124,511	97,262	401,376	623,149

Total Reinsurance	392,923	430,252	639,971	1,463,146
Individual Risk	246,111	13,360	406,027	665,498

Total	$639,034	$443,612	$1,045,998	$2,128,644

June 30, 2007
Property catastrophe reinsurance	$337,825	$258,807	$288,602	$885,234
Specialty reinsurance	101,025	75,551	408,954	585,530

Total Reinsurance	438,850	334,358	697,556	1,470,764
Individual Risk	261,637	19,263	376,552	657,452

Total	$700,487	$353,621	$1,074,108	$2,128,216

16

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended June 30, 2008			Three months ended June 30, 2007
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,986,006	$151,555	$1,834,451	$2,109,864	$248,599	$1,861,265

Incurred losses and loss expenses
Current year	209,909	46,122	163,787	235,709	37,708	198,001
Prior years	(57,444)	(7,874)	(49,570)	(63,890)	(4,743)	(59,147)

Total incurred losses and loss expenses	152,465	38,248	114,217	171,819	32,965	138,854

Paid losses and loss expenses
Current year	10,528	(5,370)	15,898	7,797	2,220	5,577
Prior years	118,140	3,384	114,756	145,670	42,354	103,316

Total paid losses and loss expenses	128,668	(1,986)	130,654	153,467	44,574	108,893

Reserve for losses and loss expenses, end of period	$2,009,803	$191,789	$1,818,014	$2,128,216	$236,990	$1,891,226

	Six months ended June 30, 2008			Six months ended June 30, 2007
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,028,496	$183,275	$1,845,221	$2,098,155	$301,854	$1,796,301

Incurred losses and loss expenses
Current year	345,261	54,233	291,028	449,747	58,681	391,066
Prior years	(110,768)	(16,113)	(94,655)	(102,542)	3,678	(106,220)

Total incurred losses and loss expenses	234,493	38,120	196,373	347,205	62,359	284,846

Paid losses and loss expenses
Current year	17,005	(4,730)	21,735	19,890	2,966	16,924
Prior years	236,181	34,336	201,845	297,254	124,257	172,997

Total paid losses and loss expenses	253,186	29,606	223,580	317,144	127,223	189,921

Reserve for losses and loss expenses, end of period	$2,009,803	$191,789	$1,818,014	$2,128,216	$236,990	$1,891,226

17

RenaissanceRe Holdings Ltd.

Equity in Earnings (Losses) of Other Ventures

	Three months ended
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
Top Layer Re	$3,023	$3,613	$3,162	$4,093	$3,761
Starbound II	1,063	1,362	1,071	1,057	344
Tower Hill	879	1,338	1,969	1,131	79
ChannelRe	—	—	(131,201)	(30,568)	5,189
Other	(93)	(63)	—	301	302

Total equity in earnings (losses) of other ventures	$4,872	$6,250	$(124,999)	$(23,986)	$9,675

	Six months ended
	June 30, 2008	June 30, 2007
Top Layer Re	$6,636	$7,694
Starbound II	2,425	344
Tower Hill	2,217	332
ChannelRe	—	10,018
Other	(156)	1,988

Total equity in earnings of other ventures	$11,122	$20,376

18

RenaissanceRe Holdings Ltd.

Ratings

At June 30, 2008	A.M. Best	S&P	Moody’s	Fitch
REINSURANCE SEGMENT[1]
Renaissance Reinsurance	A+	AA-	A2	A
DaVinci	A	A+	—	—
Top Layer Re	A+	AA	—	—
Renaissance Europe	A+	—	—	—

INDIVIDUAL RISK SEGMENT[1]
Glencoe	A-	—	—	—
Stonington	A-	—	—	—
Stonington Lloyds	A-	—	—	—
Lantana	A-	—	—	—

RENAISSANCERE[2]	a-	A	Baa1	BBB+

1	The A.M. Best, S&P, Moody’s and Fitch ratings for the companies in the Reinsurance and Individual Risk segments reflect the insurer’s financial strength rating.
2	The A.M. Best, S&P, Moody’s and Fitch ratings for RenaissanceRe represent the credit ratings on its senior unsecured debt.

19

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating income” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income” as used herein differs from “net income available to common shareholders”, which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized gains and losses on investments and net unrealized gains and losses on credit derivatives issued by entities included in investments in other ventures, under equity method. In the presentation below, the only adjustments in respect of unrealized gains and losses reflect unrealized mark-to-market losses on credit derivatives and other credit-related products issued by ChannelRe, a financial guarantee reinsurer whose investment is accounted for by the Company under the equity method. The Company believes that the prevailing convention among financial guarantee insurers, reinsurers and other market participants, such as ChannelRe, is to exclude from operating income such unrealized gains and losses attributable to credit derivatives and other credit-related products. The Company’s management believes that “operating income” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s investment portfolio and credit derivatives issued by entities included in investments in other ventures, under equity method, which are not considered by management to be relevant indicators of business operations. The Company also uses “operating income” to calculate “operating income per common share—diluted” and “operating return on average common equity—annualized”. The following is a reconciliation of 1) net income available to common shareholders to operating income available to common shareholders; 2) net income available to common shareholders per common share—diluted to operating income available to common shareholders per common share—diluted; and 3) return on average common equity—annualized to operating return on average common equity, annualized:

	Three months ended					Six months ended
	June 30, 2008	March 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	June 30, 2008	June 30, 2007
Net income available to common shareholders	$135,721	$137,165	$62,204	$133,400	$183,166	$272,886	$373,971
Adjustment for net realized losses (gains) on investments	24,161	10,670	(7,182)	(1,592)	11,566	34,831	7,481
Adjustment for net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	—	—	131,201	35,970	—	—	—

Operating income available to common shareholders	$159,882	$147,835	$186,223	$167,778	$194,732	$307,717	$381,452

Net income available to common shareholders per common share—diluted	$2.13	$2.05	$0.88	$1.85	$2.53	$4.18	$5.16
Adjustment for net realized losses (gains) on investments	0.37	0.16	(0.10)	(0.02)	0.16	0.53	0.10
Adjustment for net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	—	—	1.86	0.50	—	—	—

Operating income available to common shareholders per common share—diluted	$2.50	$2.21	$2.64	$2.33	$2.69	$4.71	$5.26

Return on average common equity—annualized	19.9%	19.7%	8.7%	18.8%	26.8%	19.8%	28.2%
Adjustment for net realized losses (gains) on investments	3.5%	1.6%	(1.0)%	(0.2)%	1.7%	2.5%	0.6%
Adjustment for net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	—	—	18.4%	5.0%	—	—	—

Operating return on average common equity—annualized	23.4%	21.3%	26.1%	23.6%	28.5%	22.3%	28.8%

The Company has also included in this Financial Supplement “managed catastrophe premiums” and “managed catastrophe premiums, net of fully-collateralized joint ventures”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting, and the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums, net of fully-collateralized joint ventures” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to: 1) the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting; 2) the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment; and 3) the deduction of catastrophe premiums that are written by the Company and ceded directly to the Company’s fully-collateralized joint ventures which include Starbound Reinsurance Ltd., Starbound Reinsurance II Ltd. and Timicuan Reinsurance Ltd. The Company’s management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. The Company believes “managed catastrophe premiums, net of fully-collateralized joint ventures” is also a useful measure to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures, net of catastrophe premiums assumed from the Company’s Individual Risk segment and net of catastrophe premiums written directly on behalf of the Company’s fully-collateralized joint ventures.

20

RenaissanceRe Holdings Ltd.

Comments on Regulation G

The Company has also included in this Financial Supplement “tangible book value per common share plus accumulated dividends”. This is defined as book value per common share excluding goodwill and other intangibles, plus accumulated dividends. “Tangible book value per common share plus accumulated dividends” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and other intangibles and the inclusion of accumulated dividends. The following is a reconciliation of book value per common share to tangible book value per common share plus accumulated dividends:

	At
	June 30, 2008	March 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007
Book value per common share	$43.32	$42.14	$41.03	$40.53	$38.88
Adjustment for goodwill and other intangibles	(1.18)	(0.09)	(0.09)	(0.09)	(0.09)

Tangible book value per common share	42.14	42.05	40.94	40.44	38.79
Adjustment for accumulated dividends	7.46	7.23	7.00	6.78	6.56

Tangible book value per common share plus accumulated dividends	$49.60	$49.28	$47.94	$47.22	$45.35

21